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                                                                Exhibit 23.1



                          CONSENT OF INDEPENDENT ACCOUNTANTS

      We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-95560) of OnTrak Systems, Inc. of our report dated July 25, 1996 appearing on page 25 of this Form 10-K.



PRICE WATERHOUSE LLP
San Jose, California
September 27, 1996